SUP-0101-0816II

AB CAP FUND, INC.

-AB Concentrated Growth Fund

Supplement dated August 4, 2016 to the Prospectus and Summary Prospectus dated October 30, 2015 (the “Prospectuses”), offering Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of AB Concentrated Growth Fund (the “Fund”).

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The Board of Directors (the “Board”) of the Fund has approved an amendment to the Fund’s investment objective. Certain language in the principal investment strategies is also being changed. The following changes to the Fund’s investment objective and principal investment strategies, which do not require stockholder approval, will be effective on November 1, 2016:

The sentence under the section “Investment Objective” is replaced by the following:

The Fund’s investment objective is long-term growth of capital.

The last sentence of the first paragraph under the section “Principal Strategies” is replaced by the following:

While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The third paragraph under the section “Principal Strategies” is deleted in its entirety.

The following risk factor is added in the section “Principal Risks”:

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0101-0816II